                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                 --------------

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): January 2, 2002

                        Commission File Number: 000-31255

                           ISTA PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)



             Delaware                                        33-0511729
             --------                                        ----------
(State of incorporation or organization)               (IRS Employer I.D. No.)



                         15279 Alton Parkway, Suite 100
                                Irvine, CA 92618
                                ----------------
                    (Address of principal executive offices)

                                 (949) 788-6000
                                 --------------
              (Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS

On January 2, 2002, ISTA Pharmaceuticals, Inc. (the "Company") issued a press release announcing that the Board of Directors of the Company had approved the adoption of a Preferred Stock Rights Agreement. The press release is attached as
Exhibit 99 to this Form 8-K

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits.

            Exhibit 99 ISTA Pharmaceuticals, Inc. Press Release issued January 2, 2002.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused the report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          ISTA PHARMACEUTICALS, INC.



                                          By  /s/ J.C. MacRae
                                              ---------------------------
                                              J.C. MacRae

                                              Executive Vice President,
                                              Chief Operating Officer and
                                              Chief Financial Officer


Dated:  January 2, 2002

                                INDEX TO EXHIBITS


Exhibit No.    Description
-----------    -----------
99             ISTA Pharmaceuticals, Inc. Press Release issued January 2, 2002.